SLM CORPORATION Q4 2011 Investor Presentation FEBRUARY 28, 2012 Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved. Exhibit 99.1

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.
Forward-Looking Statements
The following information is current as of February 28, 2012 (unless otherwise noted) and should be read in connection with SLM Corporation’s 2011 Annual Report on Form 10-K
(the “2011 Form 10-K”) and subsequent reports filed with the Securities and Exchange Commission (the “SEC”).
This Presentation contains forward-looking statements and information based on management’s current expectations as of the date of this presentation. Statements that are not historical facts, including statements about our opinions, beliefs or expectations and statements that assume or are dependent upon future events, are forward-looking statements.
Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those reflected in such forward-looking statements. These factors include, among others, the risks and uncertainties set forth in Item 1A “Risk Factors” and elsewhere in the 2011 Form 10-K and subsequent filings with the SEC; increases in financing costs; limits on liquidity; increases in costs associated with compliance with laws and regulations; changes in accounting standards and the impact of related changes in significant accounting estimates; any adverse outcomes in any significant litigation to which we are a party; credit risk associated with our exposure to third parties, including counterparties to our  derivative transactions; and changes in the terms of student loans and the educational credit marketplace
(including changes resulting from new laws and the implementation of existing laws). We could also be affected by, among other things: changes in our funding costs and availability; reductions to our credit ratings or the credit ratings of the United States of America; failures of our operating systems or infrastructure, including those of third-party vendors; damage to our reputation; failures to successfully implement cost-cutting and restructuring initiatives and adverse effects of such initiatives on our business; changes in the demand for educational financing or in financing preferences of lenders, educational institutions, students and their families; changes in law and regulations with respect to the student lending business and financial institutions generally; increased competition from banks and other consumer lenders; the creditworthiness of our customers; changes in the general interest rate environment, including the rate relationships among relevant money-market instruments and those of our earning assets versus our funding arrangements;
changes in general economic conditions; and changes in the demand for debt management services. The preparation of our consolidated financial statements also requires management to make certain estimates and assumptions including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect. All forward-looking statements contained in this Presentation are qualified by these cautionary statements and are made only as of the date of this Presentation. We do not undertake any obligation to update or revise these forward-looking statements to conform the statement to actual results or changes in our expectations.

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

SLM Corporation
SLM Corporation Overview Page 4
The U.S. Student Loan Market Page 11
Credit Quality Page 19
Servicing: A Competitive Advantage Page 28
Funding Diversity and Liquidity Page 32
Risk-Adjusted Capitalization Page 43
FFELP ABS Appendix Page 46
Private Education Loan ABS Appendix Page 51
SLM Appendix Page 73

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved. 4 SLM Corporation Overview

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

#1 saving, planning and paying for education
company with 40-years of leadership in the
education lending market
#1 servicer and collector of student loans in the
U.S. for FFELP
1
and Private Education Loans
Serving 25 million unique customers, as of
December 31, 2011
Servicing for third parties, including 3.6 million loans
for the Department of Education (“ED”), as of
December 31, 2011
Fully independent private sector company with
scale and a broad franchise, traded on the
NASDAQ (ticker: SLM)
$174 billion student loan portfolio, 79% of which is
insured or guaranteed, as of December 31, 2011
SLM Corporation
Federal Family Education Loan Program (“FFELP”).
1

As of December 31, 2011
Net of provision
A Brief Corporate History
As of December 31, 2011
1965
1972
1996
2004
2008
2009
2010
Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

SLM Corporate Debt Ratings
Moody’s S & P Fitch
Long-
Term
Ba1 BBB- BBB-
Short-
Term
Not-Prime A-3 F3
Outlook Stable Stable Stable
Loan Portfolio
Loan Type $billions %
FFELP Loans $138.1 79%
Private Education $36.3 21%
Total Portfolio $174.4 100%
• Congress creates the Guaranteed Student Loan Program, currently known as FFELP
• Congress establishes, as a GSE, the Student Loan Marketing Association
or “Sallie Mae”
• Privatization of Sallie Mae approved by Congress, SLM Corporation holding company created
• GSE dissolved… SLM Corporation becomes a fully independent, private sector corporation
• Challenging economy; U.S. Government support of FFELP, private education lending curtailed
• SLM wins 5 year contract to service for US Dept Education
• Smart Option private loan introduced
• FFELP eliminated in legislative reform July 2010
• SLM acquires $25 billion FFELP portfolio from Student Loan Corporation

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

Q4 11 “Core Earnings” Summary
*
Private Education Loan originations increased 19% for 2011 year-over-year
Achieved quarterly operating expense goal of less than $250 million in Q4 11
Credit quality continues to improve
($ millions), except per share amounts 2011 2010 Q411 Q410
EPS (Reported) $1.83 $1.92 $0.51 $0.75
Net Income $977 $1,028 $268 $401
Net Interest Income $3,064 $2,982 $773 $739
Loan Loss Provision $1,295 $1,419 $292 $320
Fee and Other Income - Excluding Debt Repurchase Gains $767 $1,119 $188 $499
Debt Repurchase Gains $64 $317 - $118
Operating Expenses $1,100 $1,208 $243 $308
Tangible Capital Ratio 2.5% 2.2%
Average Student Loans $180,064 $178,577 $176,567 $164,196
* For a GAAP to “Core Earnings” reconciliation, see slide 74

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

Consumer Lending Segment Earnings Detail
($ millions) 2011 2010 Q411 Q410
Private Originations $2,737 $2,307 $457 $413
Average Student Loans $36,955 $36,534 $37,259 $36,674
Net Interest Income after Provision - Private $455 $311 $162 $115
Net Interest Margin - Private Education 4.09% 3.85% 4.16% 3.92%
Operating Expenses $304 $350 $67 $85
OpEx Annualized as a % of Average Student Loans 0.82% 0.96% 0.72% 0.92%

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

FFELP Loan Segment Earnings Detail
($ millions) 2011 2010 Q411 Q410
Average Student Loans $143,109 $142,043 $139,308 $127,522
Net Interest Income after Provision - FFELP $1,361 $1,270 $337 $309
Net Interest Margin - FFELP 0.98% 0.93% 0.97% 0.99%
Operating Expenses $760 $736 $185 $180
OpEx Annualized as a % of Average Student Loans 0.53% 0.51% 0.53% 0.54%

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

Consumer Lending
– Largest originator of Private Education Loans
– Significant long term value
– Legacy portfolio quality vastly improved
Business Services
– Businesses include loan servicing and collections for Department of Education, payment processing for colleges and universities and 529 plan servicing
– Attractive fee business with little capital required & high return on equity
– ABS servicing cash flows are super senior
– Opportunities exist to expand services provided, including industry consolidation
– Efficient cost structure and top performer
FFELP Loan Portfolio
– Existing portfolios generating substantial income and cash flow
– Residuals stable due to minimal credit and interest rate risk
– Actively seeking to acquire additional FFELP loan portfolios
Three Aspects of the SLM Business Model

11 The U.S. Student Loan Market Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.
Favorable Student Loan Market Trends
Note: Academic years, average published tuition, fees, room and board charges at four-year institutions;
enrollment-weighted
Higher Education Enrollment (millions)
Source: U.S. Department of Education, National Center for Education Statistics, 1990 through 2009 Integrated
Postsecondary Education Data System, "Fall Enrollment Survey" (IPEDS-EF:90–99), Spring 2001 through
Spring 2010; and Enrollment in Degree-Granting Institutions Model, 1980–2009.
Note: Total enrollment in all degree-granting institutions; middle alternative projections for 2010 onward
Annual Cost of Education ($ thousands)
Source: President’s 2012 Budget.  Net commitments by fiscal year
Note: Excludes consolidation volume
Federal Student Loan Origination Volume ($ billions)
Relationship Between Higher Education, Income and Employment
Source:  U.S. Census Bureau, Current Population Survey, 2011 Annual Social and Economic Supplement.
Represents median earnings for a full time, year-round worker over age 25. Unemployment data as of Quarter
IV 2011  Represents unemployment for civilian non-institutional population over age 25.
Unemployment
Average annual income
Source: Trends in College Pricing.
2011 The College Board,. www.collegeboard.org,

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

College Grads Experience Lower Levels of Unemployment
Source:  U.S. Department of Labor, Bureau of Labor Statistics as of 01/31/2012

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved. 14 SLM Private Education Loan Originations

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

Private Education Loan Portfolio Characteristics
– $36 billion portfolio
– 21% of SLM’s total student loan portfolio
– Loans are based on floating interest rates, with loan margins determined by the credit quality of the borrower and/or cosigner
– Approximately 62% of portfolio has a cosigner, typically a parent
– Higher education loans typically non-dischargeable in bankruptcy
– Integrated underwriting, servicing and collections
SLM’s Private Education Loan Portfolio
As of December 31, 2011

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

Smart Option Student Loan product offers three repayment choices designed to help borrowers balance their goals and budget while in school
– Interest Only - Requires interest only payment during in-school period
– Fixed Repayment - Requires $25 monthly payments during in-school period
– Deferred Repayment – Allows deferred payments while the customer is in school
Repayment term is driven by cumulative amount borrowed and grade level
Full communication with customers during in-school period
Full collection activities employed at both the customer and cosigner level
All loans certified by the school’s financial aid office to ensure that customers borrow no more than the cost of attendance
SLM’s New Private Education Loan Product

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

Private Education Loan products bridge the funding gap between the cost of a college education and funds available through U.S. Department of Education (ED) programs, grants, and other sources
Estimates for academic year 2011-12 project that 20 million students will enroll in higher education and incur costs of over $436 billion; $7 billion of that is funded by private education loans
Assuming Federal Loans and Grants remain constant – a 4% increase in the cost of education would result in a $17 billion incremental funding requirement for students and families
Role of Private Education Loan
Cost of College (Based on a Four-Year Term)
Total Cost of Education (in billions)
2011/2012 Academic Year
Source: U.S. Department of Education, President’s 2013 Budget  & Company analysis
Cost of
attendance
gap
Cost of
attendance
gap
AY 2000-2001
AY 2010-2011
$112,240
$42,600
$147,960
$64,600
$17,125 $17,125
$31,000 $31,000
$95,115
$25,475
$116,960
$33,600
-Time
Private School
Full -Time
Public School
Full -Time
Private School
Full -Time
Public School
ED Lending Limit Cost of attendance gap
Full
$113
$116
$200
$7
Federal
Family
Grants
Education
Contributions
Private
Loans
Source: Trends in College Pricing. 2011 The College Board,. www.collegeboard.org.
U.S. Department of Education 2010

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

2010-11 academic year market share approximately 40%
Private Credit Industry Originations
Private Education Loans declined as result of an increase in federal student loan limits, an overall increase in the use of federal student loans, as well as an increase in federal grants.
$3.8
$4.8
$7.1
$7.7 $7.7
$4.8
$2.3
$2.5
$9.4
$13.0
$16.0
$19.0
$21.1
$10.3
$6.8
$6.0
03-04 04-05 05-06 06-07 07-08 08-09 09-10 10-11
SLM vs. Industry Originations
(billions)
SLM Total Market

19 Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved. Credit Quality

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

+
=
Private Education
Loans
(2)
21%
U.S. Government
Guaranteed Loans
(2)
79%
Charge-Offs
(1)
= 0.06%
Charge-Offs
(1)
= 2.90%
Total Charge-Offs
(1)
= 0.64%
(1) All data as of December 31, 2011. FFELP charge-offs as a percentage of average FFELP Loans. Private Education Loan charge-offs as a percentage of average Private
Education Loans. Total charge-offs as a percentage of average FFELP Loans and Private Education Loans.
(2) Percentages of total student loan portfolio based upon average portfolio balances.
Student Loan Portfolio
(2)
Loan Losses

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

Private Credit Default Performance
Historical Defaults by Payments Made
Historical Defaults by Months in Repayment
The probability of default substantially diminishes as the number of payments and years of seasoning increases
As of December 31, 2011
57%
11%
7%
5%
4% 3%
3% 2%
2% 1% 1%
1% 1% 1% 1%
57%
68%
75%
80%
84%
87%
90%
93%
94% 96% 97% 98% 99% 99% 100%
0%
50%
100%
12 24 36 48 60 72 84 96 108 120 132 144 156 168 180
# Payments Made
Defaults Per  # Payments Made Cumulative Defaults
8%
13%
16%
13%
10%
8%
6%
5%
4%
3% 3% 3% 2% 2%
2%
8%
21%
37%
50%
61%
69%
75%
80%
84%
87%
90%
93%
95% 98% 100%
0%
20%
40%
60%
80%
100%
12 24 36 48 60 72 84 96 108 120 132 144 156 168 180
Months Since Repayment Begin Date
Defaults Per Months Since Repayment Begin Date Cumulative Defaults

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.
(1) Charge-offs as a percentage of average loans in repayment annualized for the quarters presented
Private Education Loan Portfolio Performance
Q4 11 Q3 11 Q2 11 Q1 11 Q4 10
Charge-offs - Traditional Portfolio
2.7% 2.9% 2.8% 2.9% 3.6%
Charge-offs - Non-Traditional Portfolio
11.9% 11.5% 12.5% 13.4% 14.9%
Charge-offs - Total Portfolio
3.5% 3.7% 3.7% 3.9% 4.8%
90+ Day Delinq as a % of Repay - Traditional Portfolio 4.0% 4.0% 3.7% 4.1% 4.2%
90+ Day Delinq as a % of Repay - Non-Traditional Portfolio 13.6% 14.3% 13.2% 14.4% 15.0%
90+ Day Delinq as a % of Repay - Total Portfolio 4.9% 5.0% 4.6% 5.1% 5.3%
Forb as a % of Forb & Repay - Traditional Portfolio 4.2% 4.3% 4.5% 4.4% 4.4%
Forb as a % of Forb & Repay - Non-Traditional Portfolio 6.6% 6.7% 7.0% 6.5% 6.1%
Forb as a % of Forb & Repay - Total Portfolio 4.4% 4.5% 4.7% 4.6% 4.6%
Allowance as a % of Loans in Repay - Traditional Portfolio 5.6% 5.7% 5.2% 5.1% 4.9%
Allowance as a % of Loans in Repay - Non-Traditional Portfolio 23.1% 25.4% 24.8% 27.1% 28.2%
Allowance as a % of Loans in Repay - Total Portfolio 7.2% 7.5% 7.1% 7.2% 7.3%
(1)
(1)
(1)

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.
Private Education Loan Portfolio Performance
(1) Charge-offs as a percentage of average loans in repayment annualized for the quarters presented
Traditional Loans with a Cosigner Q4 11 Q3 11 Q2 11 Q1 11 Q4 10
Outstanding Balance as a % of Total
59% 59% 58% 57% 56%
90+ Delinquency as a % of Repayment
2.9% 2.9% 2.7% 3.0% 3.1%
Forbearance as a % of Repayment & Forbearance
3.8% 3.8% 4.0% 3.9% 4.0%
Charge-Offs as a % of Repayment
(1)
1.7% 1.9% 1.8% 1.8% 2.0%
Traditional Loans without a Cosigner Q4 11 Q3 11 Q2 11 Q1 11 Q4 10
Outstanding Balance as a % of Total
32% 32% 33% 33% 33%
90+ Delinquency as a % of Repayment
5.8% 5.9% 5.5% 5.9% 6.0%
Forbearance as a % of Repayment & Forbearance
4.7% 4.9% 5.1% 4.9% 4.9%
Charge-Offs as a % of Repayment
(1)
4.5% 4.9% 4.6% 4.8% 5.1%
Non-Traditional Loans with a Cosigner Q4 11 Q3 11 Q2 11 Q1 11 Q4 10
Outstanding Balance as a % of Total
3% 3% 3% 3% 3%
90+ Delinquency as a % of Repayment
11.8% 12.2% 11.0% 12.0% 12.6%
Forbearance as a % of Repayment & Forbearance
7.8% 7.7% 8.1% 7.5% 7.1%
Charge-Offs as a % of Repayment
(1)
7.8% 8.0% 8.8% 9.2% 10.0%
Non-Traditional Loans without a Cosigner Q4 11 Q3 11 Q2 11 Q1 11 Q4 10
Outstanding Balance as a % of Total
7% 7% 7% 7% 7%
90+ Delinquency as a % of Repayment
14.4% 15.1% 14.1% 15.4% 16.0%
Forbearance as a % of Repayment & Forbearance
6.1% 6.3% 6.5% 6.0% 5.7%
Charge-Offs as a % of Repayment
(1)
13.6% 12.9% 14.0% 15.1% 17.0%

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.
Total originations in 2009 had an average winning FICO of 745 and 83% were cosigned.
Total originations in 2010 had an average winning FICO of 739 and 89% were cosigned.
Total originations in 2011 had an average winning FICO of 748 and 91% were cosigned.
Significant Improvement in Private Education Loan Portfolio Quality
$ Volume in
Billions
% of Non
Traditional
% of Cosigned % of For
Profit
Average Winning
FICO
Actual
2008 $7.4 15% 54% 33% 709
2009 $6.6 13% 56% 27% 711
2010 $5.2 11% 59% 21% 713
2011
$3.4 10% 62% 17% 714
Projected
2012
$1.4 8% 65% 15% 718
2013
$0.6 8% 71% 11% 724
Legacy Loans Entering Repayment
(1)
(1) Excludes Smart Option loans.
(2) Projected loans entering repayment does not include new loan originations which are expected to be 100% Traditional loans and have significantly higher FICO scores and cosigners.
Note: Volume for all years is based on outstanding balances.
(2)

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.
Loan Seasoning
Dollars in millions
December 31, 2011
Traditional Portfolio
Monthly Scheduled Payments Due
Not Yet in Repayment 5,866
Loans in Forbearance 787               9.7% 169               2.7% 112               2.1% 58                   1.7% 69                     1.2% 1,195            4.2%
Loans in Repayment- Current 6,231            76.9% 5,658            89.5% 4,770            91.1% 3,245            93.1% 5,206              94.5% 25,110          87.6%
Loans in Repayment- Delinq 31-60 days 397               4.9% 177               2.8% 132               2.5% 69                   2.0% 93                     1.7% 868               3.0%
Loans in Repayment- Delinq 61-90 days 177               2.2% 78                   1.2% 63                   1.2% 33                   1.0% 42                     0.8% 393               1.4%
Loans in Repayment- Delinq 90 + days 515               6.4% 242               3.8% 162               3.1% 80                   2.3% 97                     1.8% 1,096            3.8%
Total Loans in Repayment or Forbearance 8,107 $         100% 6,324 $         100% 5,239 $         100% 3,485 $         100% 5,507 $           100% 28,662 $      100%
Charge-offs as a % of loans in repayment 5.0% 2.5% 1.8% 1.4% 1.1% 2.7%
Non-Traditional Portfolio
Monthly Scheduled Payments Due
Not Yet in Repayment 656
Loans in Forbearance 133               11.7% 25                   4.7% 14                   3.3% 8                     2.6% 11                     2.2% 191               6.6%
Loans in Repayment- Current 635               55.8% 356               69.4% 340               77.6% 241               82.3% 440                   83.5% 2,012            69.2%
Loans in Repayment- Delinq 31-60 days 109               9.6% 35                   6.9% 26                   5.8% 14                   4.8% 24                     4.5% 208               7.2%
Loans in Repayment- Delinq 61-90 days 68                   6.0% 22                   4.2% 15                   3.5% 8                     2.8% 14                     2.7% 127               4.4%
Loans in Repayment- Delinq 90 + days 194               17.0% 75                   14.5% 43                   9.9% 22                   7.5% 37                     7.1% 371               12.8%
Total Loans in Repayment or Forbearance 1,139 $         100% 513 $            100% 438 $            100% 293 $            100% 526 $              100% 2,909 $         100%
Charge-offs as a % of loans in repayment 19.2% 12.3% 7.0% 5.6% 4.5% 11.9%
Total
Monthly Scheduled Payments Due
Not Yet in Repayment 6,522
Loans in Forbearance 920               10.0% 194               2.8% 126               2.2% 66                   1.8% 80                     1.3% 1,386            4.4%
Loans in Repayment- Current 6,866            74.3% 6,014            88.0% 5,110            90.0% 3,486            92.3% 5,646              93.6% 27,122          85.9%
Loans in Repayment- Delinq 31-60 days 506               5.5% 212               3.1% 158               2.8% 83                   2.2% 117                   1.9% 1,076            3.4%
Loans in Repayment- Delinq 61-90 days 245               2.6% 100               1.5% 78                   1.4% 41                   1.1% 56                     0.9% 520               1.6%
Loans in Repayment- Delinq 90 + days 709               7.7% 317               4.6% 205               3.6% 102               2.7% 134                   2.2% 1,467            4.6%
0
Total Loans in Repayment or Forbearance 9,246 $         100% 6,837 $         100% 5,677 $         100% 3,778 $         100% 6,033 $           100% 31,571 $      100%
Charge-offs as a % of loans in repayment 6.7% 3.2% 2.2% 1.7% 1.4% 3.5%
Total
Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments More than 48 payments
Loan Status 0-12 payments 13-24 payments 25-36 payments
Total
37-48 payments More than 48 payments
More than 48 payments Total Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.
Loan Seasoning
Dollars in millions
September 30, 2011
Traditional Portfolio
Monthly Scheduled Payments Due
Not Yet in Repayment 6,930
Loans in Forbearance 761               8.6% 169               2.9% 112               2.4% 59                   1.9% 65                     1.3% 1,166            4.3%
Loans in Repayment- Current 6,937            78.7% 5,286            89.1% 4,144            90.7% 2,939            93.1% 4,671              94.6% 23,977          87.5%
Loans in Repayment- Delinq 31-60 days 385               4.4% 172               2.9% 121               2.6% 65                   2.1% 84                     1.7% 827               3.0%
Loans in Repayment- Delinq 61-90 days 198               2.2% 72                   1.2% 52                   1.1% 26                   0.8% 35                     0.7% 383               1.4%
Loans in Repayment- Delinq 90 + days 532               6.0% 231               3.9% 142               3.1% 67                   2.1% 82                     1.7% 1,054            3.8%
Total Loans in Repayment or Forbearance 8,813 $         100% 5,930 $         100% 4,571 $         100% 3,156 $         100% 4,937 $           100% 27,407 $      100%
Charge-offs as a % of loans in repayment 5.4% 2.6% 1.8% 1.3% 1.1% 2.9%
Non-Traditional Portfolio
Monthly Scheduled Payments Due
Not Yet in Repayment 763
Loans in Forbearance 136               11.8% 25                   4.7% 15                   3.6% 7                     2.6% 11                     2.1% 194               6.7%
Loans in Repayment- Current 624               54.4% 371               70.1% 336               78.2% 224               82.1% 413                   83.5% 1,968            68.5%
Loans in Repayment- Delinq 31-60 days 106               9.2% 36                   6.8% 25                   5.8% 14                   5.1% 24                     4.8% 205               7.1%
Loans in Repayment- Delinq 61-90 days 72                   6.3% 21                   3.9% 13                   3.0% 7                     2.7% 13                     2.7% 126               4.4%
Loans in Repayment- Delinq 90 + days 210               18.3% 76                   14.4% 41                   9.6% 21                   7.5% 34                     6.9% 382               13.3%
Total Loans in Repayment or Forbearance 1,148 $         100% 529 $            100% 430 $            100% 273 $            100% 495 $              100% 2,875 $         100%
Charge-offs as a % of loans in repayment 18.8% 11.5% 6.1% 4.7% 3.7% 11.5%
Total
Monthly Scheduled Payments Due
Not Yet in Repayment 7,693
Loans in Forbearance 897               9.0% 194               3.0% 127               2.5% 66                   1.9% 76                     1.4% 1,360            4.5%
Loans in Repayment- Current 7,561            75.9% 5,657            87.6% 4,480            89.6% 3,163            92.2% 5,084              93.6% 25,945          85.7%
Loans in Repayment- Delinq 31-60 days 491               4.9% 208               3.2% 146               2.9% 79                   2.3% 108                   2.0% 1,032            3.4%
Loans in Repayment- Delinq 61-90 days 270               2.7% 93                   1.4% 65                   1.3% 33                   1.0% 48                     0.9% 509               1.7%
Loans in Repayment- Delinq 90 + days 742               7.5% 307               4.8% 183               3.7% 88                   2.6% 116                   2.1% 1,436            4.7%
0
Total Loans in Repayment or Forbearance 9,961 $         100% 6,459 $         100% 5,001 $         100% 3,429 $         100% 5,432 $           100% 30,282 $      100%
Charge-offs as a % of loans in repayment 6.9% 3.4% 2.2% 1.5% 1.3% 3.7%
Total
Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments More than 48 payments Total
Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments More than 48 payments
More than 48 payments Total Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.
Loan Seasoning
Dollars in millions
December 31, 2010
Traditional Portfolio
Monthly Scheduled Payments Due
Not Yet in Repayment 7,419
Loans in Forbearance 844               8.8% 144               2.4% 82                   2.0% 41                   1.6% 45                     1.2% 1,156            4.4%
Loans in Repayment- Current 7,552            79.0% 5,438            89.6% 3,744            91.7% 2,484            93.6% 3,632              94.7% 22,850          87.2%
Loans in Repayment- Delinq 31-60 days 411               4.3% 171               2.8% 96                   2.3% 51                   1.9% 65                     1.7% 794               3.0%
Loans in Repayment- Delinq 61-90 days 180               1.9% 69                   1.1% 43                   1.1% 21                   0.8% 27                     0.7% 340               1.3%
Loans in Repayment- Delinq 90 + days 572               6.0% 248               4.1% 119               2.9% 56                   2.1% 65                     1.7% 1,060            4.0%
Total Loans in Repayment or Forbearance 9,559 $         100% 6,070 $         100% 4,084 $         100% 2,653 $         100% 3,834 $           100% 26,200 $      100%
Charge-offs as a % of loans in repayment 5.7% 3.7% 2.1% 1.7% 1.4% 3.6%
Non-Traditional Portfolio
Monthly Scheduled Payments Due
Not Yet in Repayment 921
Loans in Forbearance 136               9.9% 23                   4.7% 10                   2.6% 6                     2.5% 9                       2.1% 184               6.1%
Loans in Repayment- Current 790               57.5% 417               70.8% 293               78.6% 195               82.0% 343                   81.7% 2,038            68.1%
Loans in Repayment- Delinq 31-60 days 126               9.1% 38                   6.5% 21                   5.6% 12                   4.9% 20                     4.9% 217               7.3%
Loans in Repayment- Delinq 61-90 days 78                   5.7% 23                   3.9% 12                   3.1% 6                     2.4% 12                     2.9% 131               4.4%
Loans in Repayment- Delinq 90 + days 243               17.7% 88                   14.9% 37                   10.0% 19                   7.8% 35                     8.3% 422               14.1%
Total Loans in Repayment or Forbearance 1,373 $         100% 589 $            100% 373 $            100% 238 $            100% 419 $              100% 2,992 $         100%
Charge-offs as a % of loans in repayment 21.4% 15.3% 7.7% 6.0% 5.5% 14.9%
Total
Monthly Scheduled Payments Due
Not Yet in Repayment 8,340
Loans in Forbearance 980               9.0% 167               2.5% 92                   2.1% 47                   1.6% 54                     1.3% 1,340            4.6%
Loans in Repayment- Current 8,342            76.3% 5,855            87.9% 4,037            90.6% 2,679            92.7% 3,975              93.5% 24,888          85.3%
Loans in Repayment- Delinq 31-60 days 537               4.9% 209               3.1% 117               2.6% 63                   2.2% 85                     2.0% 1,011            3.5%
Loans in Repayment- Delinq 61-90 days 258               2.4% 92                   1.4% 55                   1.2% 27                   0.9% 39                     0.9% 471               1.6%
Loans in Repayment- Delinq 90 + days 815               7.5% 336               5.0% 156               3.5% 75                   2.6% 100                   2.3% 1,482            5.1%
0
Total Loans in Repayment or Forbearance 10,932 $      100% 6,659 $         100% 4,457 $         100% 2,891 $         100% 4,253 $           100% 29,192 $      100%
Charge-offs as a % of loans in repayment 7.6% 4.7% 2.6% 2.0% 1.8% 4.8%
More than 48 payments Total Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments
Total
Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments More than 48 payments Total
Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments More than 48 payments

28 Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved. Servicing: A Competitive Advantage

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

“Core Earnings” Revenue of $1.4 billion in 2011
Approximately 76% of revenue generated by services performed on FFELP Loans
ED servicing and collections businesses will grow organically with increase in federal
Direct Lending, added focus on increasing market share through performance
Growth in 529 account asset servicing and transaction processing is key objective
Plan to leverage campus relationships and servicing capabilities to grow Campus
Solutions processing business
Business Services Segment

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

Business Services Segment Earnings Detail
($ millions) 2011 2010 Q411 Q410
Intercompany loan servicing $739 $648 $180 $155
Third-party loan servicing $82 $77 $22 $22
Guarantor servicing $52 $93 $12 $15
Other servicing $97 $94 $24 $24
Contingency revenue $333 $330 $85 $78
Other Business Services revenue $70 $51 $40 $14

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

Operations locations
Corporate Headquarters
Fishers, IN
•Collections
•
Information Technology
•
Servicing
•
Fulfillment
•
Call Center
•
Sales
Reston, VA
•
Finance
•
Legal
•
Information Technology
New York State
Arcade, Perry,
Horseheads
•
Collections
Cincinnati, OH
(GRC)
•
Collections
Murray, UT
•
Sallie Mae Bank
Wilkes-Barre, PA
•
Servicing
•
Call Center
Newark, DE  Headquarters
•
Credit &Collections
•
Customer Resolution Srvcs
•
Servicing
•
Fraud
•
Business Development
Washington, DC
• Government  Relations
Moorestown, NJ
•
Collections
Newton, MA
• Upromise
• Business
Development
Kansas City, MO
• Upromise
• Campus Solutions
Muncie, IN
• Collections

32 Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved. Funding Diversity and Liquidity

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

Issued $765 million of FFELP ABS
Issued $547 million of Private ABS
Expanded and extended our FFELP ABCP facility to 2015
Issued $1.5 billion of unsecured debt
Increased quarterly dividend on common shares by 25%
Announced $500 million share repurchase program
2012 Capital Markets Summary
As of February 29, 2012

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

Non-Consolidation FFELP Consolidation FFELP Consolidation FFELP
Issue $765M SLM Trust 2012-1 $836M SLM Trust 2011-3 $821M SLM Trust 2011-2
Pricing Date January 11, 2012 November 10, 2011 May 19, 2011
Collateral US Govt. Guaranteed FFELP
Stafford and Plus Loans
US Govt. Guaranteed FFELP
Consolidation Loans
US Govt. Guaranteed FFELP
Consolidation Loans
Prepayment
Speed
(1)
6% Constant Prepayment
Rate
2% Constant Prepayment Rate 100% Consolidation Loan Ramp
Tranching
Moody’s Amt AL (1) Pricing (2)
A-1   Aaa      $170    1.1      L+25
A-2   Aaa      $225    3.3      L+45
A-3   Aaa      $347    7.1      L+110
B      Aa1        $23    9.0      L+399
Moody’s Amt AL (1) Pricing (2)
A        Aaa       $812     7.8      L+125
B          A3         $24   17.6      L+90 (3)
Moody’s Amt AL (1) Pricing (2)
A-1     Aaa       $622     3.9      L+65
A-2     Aaa       $175   11.2      L+120
B         A3          $24   13.8      L+391
Recent SLM FFELP ABS Transactions
(1) Estimated based on a variety of assumptions concerning loan repayment behavior, as more fully described in the related prospectus, which may be obtained at  http://www2.salliemae.com/investors/debtasset/slmsltrusts/. Actual average life may vary significantly from estimates.
(2) Pricing represents the yield to expected call.
(3) Notes were retained by SLM or an affiliate at settlement.

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.
Recent SLM Private ABS Transactions
Private Education Loans Private Education Loans Private Education Loans
Issue $547M SLM Trust 2012-A $721M SLM Trust 2011-C $825M SLM Trust 2011-B
Pricing Date February 2, 2012 November 21, 2011 June 15, 2011
Collateral Private Education Loans Private Education Loans Private Education Loans
Prepayment
Speed
(1)
4%
4% 4%
Tranching
Moody’s Amt AL (1) Pricing (2)
A-1 Aaa $379 2.0 L+140
A-2 Aaa $168 5.2
Total $547 3.0 L+217
Moody’s Amt AL (1) Pricing (2)
A-1       Aaa    $332 1.5 L+140
A-2A Aaa $90 5.0 L+325
A-2B Aaa $299 5.0 s+325
Total $721 3.4 L+287
Moody’s Amt AL (1) Pricing (2)
A-1     Aaa      $400     2.0    L+90
A-2 Aaa $300 5.3 s+185
A-3     Aaa      $125 7.3 L+250
Total $825 4.0 L+179
(1) Estimated based on a variety of assumptions concerning loan repayment behavior, as more fully described in the related prospectus, which may be obtained at
http://www2.salliemae.com/investors/debtasset/slmsltrusts/. Actual average life may vary significantly from estimates.
(2) Yield on  fixed rate tranches were 3.86%, 4.59% and 3.78% for  2012-A, 2011-C and 2011-B respectively.
s+285

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.
Conservative long-term funding model
High Percentage of Student Loans Funded to Term
FFELP Consolidation
Term ABS,  $79 , 45%
FFELP Non-
Consolidation Term
ABS,  $25 , 14%
Private Term ABS,
$19 , 11%
Indentures,  $1 , 1%
Straight A Conduit,
$21 , 12%
ABCP Conduit &
FHLB,  $7 , 4%
Fixed Spread
Liabilities with
Average Life of 5.1
years,  $23 , 13%
$175 Billion Student Loan
Portfolio
as of December 31, 2011

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.
Unsecured Debt Maturities
Note:  Does not include Sallie Mae Bank or Subsidiary funding
Repurchased $894 million of debt in 2011
Repurchased $4.9 billion of debt in 2010
$1.7
$2.3
$3.0
$0.7
$2.3
$1.0
$2.8
$0.2
$4.4
$0
$5
$10
As of January 31, 2012
(par value, $ in billions)

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.
Unencumbered Assets & Unsecured Debt
  ($ in billions) 12/31/11 12/31/10 12/31/09 12/31/08
FFELP Stafford and Plus Loans, net
FFELP Consolidation Loans, net
Private Education Loans, net
Other Loans
Available Cash & Investments
Retained Interests*
Other Assets
Total Unencumbered Tangible Assets
Unsecured Debt Outstanding
Unencumbered Assets & Unsecured Debt
Net Assets in Secured Financing
Facilities 12/31/11 12/31/10 12/31/09 12/31/08
Off-Balance Sheet ABS (Non-GAAP)*
On-Balance Sheet ABS (GAAP)**
Total
The difference between unencumbered assets and outstanding unsecured debt continues to diminish
$                3.8
15.7
0.7
5.1
2.2
5.8
$ 34.9
$ 42.1
$ 0.8 $ 1.0 $ 1.6
0.2 0.5 0.5
11.0 11.1 12.5
0.2 0.3 0.4
3.9 5.3 8.1
- - 1.8
4.1 4.1 5.2
$ 20.2 $ 22.3 $ 30.1
$ 24.1 $ 26.9 $ 35.1
1.6
$           -
12.9
$ 12.9
13.1
$ 13.1
$           - $          0.6
12.7
$ 13.3
$          0.9
13.4
$ 14.3
*   On 1/1/10, upon adopting ASC 810, the Retained Interests were removed from the consolidated balance sheet and the assets and liabilities of off-balance sheet ABS were consolidated onto the balance sheet.
** Amounts include loans, cash, and accrued interest receivable less debt outstanding for all secured borrowing facilities.   Amounts reflect the current balance
and prior period adjustments made to account for  the impact of ASC 815.  Further detail of the nature of the adjustment can be found in the 4Q 2011 SLM
Corporation Supplemental Earnings Disclosure.

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.
Secured Cash Flow
Note: Totals may not add due to rounding
* Net residual represents excess distribution, net of payments on floor contracts and receipts from basis swaps
2011 2010 2009 2008
Servicing (Cash Paid)
Net Residual* (Excess Distributions)
Net Cash Flow
Servicing (Cash Paid)
Residual (Excess Distribution)
Net Cash Flow
FFELP
FFELP
Term Securitized
Other Secured FFELP
Total FFELP
Private Credit
Term Securitized
Other Secured Financings
Total Private Credit
Total FFELP and Private Credit
Average Principal Balances
$ in Millions
Total Private Credit
Total FFELP and Private Credit
Term FFELP
Other Secured FFELP
Total FFELP
Private Credit
Term PC
Other Secured Financings
$        563 $        533 $        549 $        525
715 746 1,435 1,338
568 1,465 1,296 589
$     1,846 $     2,743
$ 3,280
$     2,452
$        189 $        179 $        130 $         97
28 8 90 403
2 - 58 81
$        219 $        187 $        278 $        581
$     2,065
$ 2,930
$     3,558 $     3,033
2011 2010 2009 2008
$  109,509 $ 99,041 $  102,754 $ 97,363
29,466 38,767 36,628 32,543
$  138,975 $  137,808 $  139,382 $ 129,906
$    25,619 $  25,854 $ 19,144 $ 14,505
233 - 2,641 2,641
$    25,853 $    25,854 $    21,785 $    17,146
$ 164,828 $  163,661 $  161,167 $  147,052

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.
Projected Cash Flows From FFELP Portfolio
*
as of  12/31/11 2012 2013 2014 2015 2016 2017 2018 2019
Projected FFELP Average Balance $129,821 $117,875 $106,298 $95,944 $86,502 $77,008 $68,089 $59,642
Projected Excess Spread $851 $826 $739 $657 $618 $563 $526 $542
Projected Servicing Revenue $701 $639 $576 $521 $467 $413 $361 $311
Projected Total Revenue $1,551 $1,465 $1,315 $1,178 $1,085 $976 $886 $853
2020 2021 2022 2023 2024 2025 2026 2027
Projected FFELP Average Balance $51,738 $44,352 $38,031 $32,980 $28,266 $23,753 $19,524 $15,441
Projected Excess Spread $469 $415 $341 $295 $262 $238 $206 $175
Projected Servicing Revenue $264 $221 $184 $158 $135 $114 $94 $75
Projected Total Revenue $734 $636 $525 $453 $397 $352 $300 $250
2028 2029 2030 2031 2032 2033
Projected FFELP Average Balance $11,674 $8,695 $6,539 $4,787 $3,218 $1,873
Projected Excess Spread $141 $113 $86 $68 $49 $27
Projected Servicing Revenue $57 $43 $32 $24 $17 $10
Projected Total Revenue $198 $155 $118 $92 $65 $37
Assumptions
CP/LIBOR = 10 basis points,  No Floor Income,  CPR/CDR = Stafford & Plus (5.5%), Consolidation (2.5%)
* These projections are based on internal estimates and assumptions and are subject to ongoing review and modification.  These projections may prove to be incorrect.
($ in Millions)
Total Cash Flows from Projected Excess Spread = $8.2 Billion
Total Cash Flows from Projected Servicing Revenues = $5.4 Billion

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

Bank charter
– Utah based ILC regulated by FDIC and Utah Department of Financial Institutions (UDFI)
– Charter granted October 2005
Current bank activity
– Originates Sallie Mae’s Private Education Loans
– Funded through affiliate and brokered deposits and a direct retail deposit program launched in February 2010
– 19.5% Total Risk-based Capital at December 31, 2011
– Dividend of $100 million paid in November 2011
Deposit taking activities
– Strong cash position used to fund Private Education Loan originations
– Deposits totaled $6.3 billion at December 31, 2011
• $4.3 billion Brokered Deposits
• $2.0 billion Direct Retail and other affiliate and non-affiliate Deposits
– Brokered Deposit term portfolio has a weighted average maturity of 14.9 months
– Total deposits increased by 10.1% in 4Q11 due primarily to increases in the brokered CD portfolio in preparation for the January peak season
Sallie Mae Bank

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

Sallie Mae Bank – Capital & Deposits
*Primarily affiliate deposit accounts with no stated maturities
Bank Deposits ($ millions)
Dec 11 Sep 11 Jun 11 Mar 11 Dec 10 Sep 10
Brokered CDs $3,734 $3,262 $3,262 $4,177 $4,604 $4,961
Brokered – Other 529 519 284 273 274 234
Retail Deposits 1,589 1,435 1,199 1,222 1,090 838
Other Deposits* 473 529 436 461 458 542
Total Deposits $6,325 $5,745 $5,181 $6,133 $6,426 $6,575
Regulatory Capital Ratios
Ratio Dec 11 Sep 11 Jun 11 Mar 11 Dec 10 Sep 10
Tier 1 Leverage 14.9% 16.4% 15.3% 12.9% 12.1% 16.7%
Tier 1 Risk Based 18.3% 20.3% 23.1% 17.0% 18.7% 26.7%
Total Risk Based 19.5% 21.4% 24.4% 18.3% 19.7% 27.7%

43 Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved. Risk-Adjusted Capitalization

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

Strong Capital Position
($ in Billions) Q4 11 Q3 11 Q4 10
GAAP Capital $5.3 $4.8 $5.0
Goodwill & Intangibles (0.5)                  (0.5)                   (0.5)
Derivative Mark-to-Market 1.0                   1.2                     0.7
Unamortized Premiums from Floors 0.8                   0.8                     0.4
Tangible Economic Capital $6.5 $6.4 $5.6
Private Loan Reserve 2.2                   2.2                     2.0
Available Risk Capital $8.7 $8.5 $7.6
Risk Assets (Before Loan Loss Reserves)
Private Credit $38.5 $38.3 $37.7
Other Risk Assets 1.1                   1.3                     1.5
Total Risk Assets $39.6 $39.6 $39.2
Capital to Risk Assets: 22.0% 21.5% 19.5%

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

Capital Allocation
SLM allocates capital internally based on the risk of the assets it supports
Assets
0.50%
12%
Capital
Allocation
0% - 15%*
Cash,
Investments,
Other Assets
10% of
Assets
Private
Education
Loans
19% of
Assets
Government
Guaranteed
Loan Assets
71% of
Assets
Based on Risk
*Other Assets includes a small amount of goodwill & intangibles for which capital is allocated at 100%

46 Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved. FFELP ABS Appendix

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

Lender Name FY10
SLM CORPORATION $148,649
NELNET $24,514
WELLS FARGO $20,722
BRAZOS GROUP $12,080
JPMORGAN CHASE BANK $9,616
PA HIGHER ED ASST AUTH (PHEAA) $9,575
COLLEGE LOAN CORP $8,669
CIT $8,317
PNC $7,549
Goal Financial $6,881
Top 10 Holders $256,572
Federal Student Loan Market
Outstanding Government Student Loan
Market Distribution
FFYE 9/30/2011 ($ in billions)
Top 10 Holders of FFELP Loans
FFYE 9/30/2010 ($ in millions)
Source:  Department of Education Annual Performance and Accountability Reports, FY 2011, Notes to the Principal Financial Statements, Credit Programs note; Federally-owned FFELP is calculated based on receivables in purchase program and participated loans sold to the Department.
1 Includes $26.1 billion of FFELP Loans Purchased from the Student Loan Corporation on December 31, 2010
2 Student Loan Xpress is a CIT company
FFELP
owned by
ED, $147
FDLP, $256
FFELP
Loans, $328
1
2

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

Issue size of $0.5B to $1.0B
Tranches or pass-through denominated in
US$
AAA rated senior tranches make up to 97%
of issue structure
Floating rate tied to 1 mo. LIBOR
Amortizing tranches with 1 to 15(+) year
average lives
Master servicer is Sallie Mae, Inc.
Insurance or guarantee of underlying collateral
insulates bondholders from virtually any loss
of principal
(1)
Formerly a 20% risk-weighted asset, now a
<10% risk-weighted under Basel II’s IRB
methodology
Offer significantly higher spreads than
government agency securities with
comparable risk profiles
Short (1-3 yrs), intermediate (3-7 yrs), long (7-
10 yrs) and very long (10-15+ yrs) term
tranches available at new issue and in
secondary
SLM FFELP ABS Issue Characteristics
(1) Principal and accrued interest on underlying FFELP loan collateral carry insurance or guarantee of 97%-100% dependent on origination year and on meeting the servicing requirements of the U.S. Department of Education.
Typical SLM FFELP ABS Transaction Features Unique Characteristics of FFELP Loan ABS

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

SLM Stafford/PLUS ABS Trusts
Annualized CPRs for SLM Stafford/PLUS ABS Trusts have decreased significantly as incentives for borrowers to consolidate have declined
Historical SLM Stafford/PLUS ABS CPRs
* Average CPR is the simple (non-weighted) average of four Quarterly CPR calculations for each calendar year. Quarterly CPR assumes School and Grace loans are not scheduled to make payments. Deferment, Forbearance and Repayment loans are scheduled to make payments.
Prepayment Analysis

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

SLM Consolidation ABS Trusts
Historical Consolidation ABS CPRs
* Average CPR is the simple (non-weighted) average of four Quarterly CPR calculations for each calendar year. Quarterly CPR assumes School and Grace loans are not scheduled to make payments. Deferment, Forbearance and Repayment loans are scheduled to make payments.
CPRs for SLM Consolidation ABS Trusts have declined significantly following legislation that prevented in-school and re-
consolidation of borrowers’ loans
Prepayment Analysis

51 Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved. Private Education Loan ABS Appendix

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

SLM ABS Issuance Profile
Sallie Mae is among largest issuers of ABS globally, having issued $246 billion in
ABS transactions to date
Sallie Mae has been the market leader in Private Education Loans since the late ’80s, with targeted originations of $3.2 billion in 2012
Prior to the financial crisis, Sallie Mae was a programmatic issuer of Private
Education Loan ABS
In 2011, Sallie Mae reestablished programmatic issuance of private education student loan ABS
– April 2011 - $562 million 2011-A
– June 2011 - $825 million 2011-B issue, with collateral characteristics and structure consistent with 2011-A
– Nov 2011 - $721 million 2011-C issue, with collateral characteristics and structure consistent with 2011-A and 2011-B

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

Issue size of $500M to $1.0B
Triple-A rated senior notes only; no
subordinate tranches
Credit enhancement comprised of
overcollateralization and a reserve account
Multiple tranches with 1-7(+) yr average
lives
Both fixed and floating rate issuance tied to
1 mo. LIBOR
Private education loans made to students
and parents to fund college tuition, room and
board
Floating rate tied to LIBOR or Prime
Underwritten using FICO, Custom
Scorecard & DTI w/risk-based pricing
70(+)% with co-borrowers, typically a parent
Typically non-dischargeable in bankruptcy
Serviced exclusively by Sallie Mae
Recent SLM Private Education Loan ABS Characteristics
Recent SLM Private Loan ABS Structures
Collateral Characteristics

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

SLM Private Education Loan ABS Summary
09-B 09-C 09-D 09-CT 10-A 10-B 10-C 11-A 11-B 11-C 12-A
(1) Assumes Prime/LIBOR spread of 2.75%.
Bond Amount ($mil) 2,593 1,109 1,680 590 1,550 869 1,701 562 825 743 547
Bond Wtd Avg Life @4CPR (yrs) 4.4 3.8 3.9 2.4 4.1 5.3 6.5 3.8 4.0 3.4 3.0
6.00% 4.00% 3.00% 1.85% 2.78% 4.22% 4.16% 1.89% 1.79% 2.87% 2.17%
Initial AAA Enhancement (%) 35% 34% 32% 37% 23% 45% 37% 21% 18% 26% 27%
Loan Program (%)
Signature/Law/MBA/Med 68% 50% 52% -- 76% 46% 89% 88% 91% 71% 61%
Smart Option -- -- -- -- -- -- -- -- -- 10% 20%
Consolidation 13% 10% 14% -- 1% 8% 11% 0% 0% 7% 6%
Direct to Consumer 19% 40% 34% -- 10% 20% -- 9% 6% 12% 12%
Career Training -- -- -- 100% 13% 26% -- 3% 3% 0% 1%
Total 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100%
Loan Status (%)
School, Grace, Deferment 63% 62% 57% 0% 63% 12% 36% 55% 55% 37% 25%
Repayment 34% 35% 40% 98% 32% 85% 60% 43% 43% 60% 73%
Forbearance 3% 3% 3% 2% 5% 3% 3% 2% 3% 2% 2%
Wtd Avg Term to Maturity (Mo.) 209 208 211 141 190 169 194 192 189 182 171
% Loans with Cosigner 63% 63% 64% 70% 72% 65% 62% 72% 75% 71% 75%
% Loans with No Cosigner 37% 37% 36% 30% 28% 35% 38% 28% 25% 29% 25%
Wtd Avg FICO at Origination 728 727 731 747 739 734 727 737 736 733 735
Wtd Avg Recent FICO at Issuance 714 713 714 725 725 732 713 723 722 720 724
WA FICO (Cosigner at Origination) 742 741 744 753 749 744 742 747 745 744 745
WA FICO (Cosigner at Rescored) 733 731 729 734 739 740 733 736 731 734 732
WA FICO (Borrower at Origination) 703 704 707 734 714 712 701 709 710 704 705
WA FICO (Borrower at Rescored) 680 684 686 703 691 716 679 690 695 688 700
Wtd Avg Loan Margin - LIBOR 6.86% 6.88% 6.86% 10.63% 7.44% 8.19% -- 7.64% 7.47% 7.83% 8.35%
Wtd Avg Loan Margin - Prime 2.37% 2.77% 2.43% 2.94% 2.94% 2.37% 1.89% 1.83% 2.03% 2.28% 2.37%
Wtd Avg LIBOR Equivalent Margin
(1)
5.19% 5.60% 5.23% 6.99% 7.09% 5.26% 4.64% 7.35% 7.17% 6.23% 6.60%
Bond Wtd Avg LIBOR Equivalent Spread
(1)

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

Constraining rating agency AAA/Aaa gross default stress levels at issuance
Source: Sallie Mae, Moody’s, Standard & Poor’s, Fitch.
27.6%
25.6%
33.9%
36.3%
54.8%
44.4%
49.8%
48.2%
52.6%
50.1%
56.8%
54.4%
59.4%
58.0%
55.7%
52.7%
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
70.0%
06-A 06-B 06-C 07-A 09-A 09-B 09-C
09-D 09-CT 10-A 10-B 10-C 11-A 11-B 11-C 12-A

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

SLM Private Education Loan ABS Forbearance
Forbearance usage is typically highest when loans enter repayment, and declines as loans season
Use of forbearance as a collection tool peaked in early 2008; forbearance has since declined as a result of changes in SLM’s forbearance strategy

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.
SLM Private Education Loan ABS  90+ Day Delinquencies
As expected, later stage delinquency has remained elevated in recent periods due to tightening of forbearance and the current economic environment
Increased emphasis on cash payment during delinquency means more borrowers remain in delinquency instead of receiving forbearance
Because they are paying, fewer delinquent borrowers are expected to default

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.
Sallie Mae is currently collecting payments from a much higher percentage of delinquent borrowers than in the past
Delinquent borrowers who have made at least one payment during delinquency are far less likely to default
Recent Private Education Loan ABS Trust Performance

>90 Day Delinquent Borrowers
Trust Loans with a Payment Made in the
Last Month
Default Rate One Year Later
Trust Loans >90 dpd
Payments Made vs No Payments Made

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

SLM Private Education Loan ABS  Annualized Gross Charge-Offs
(1) For SLM Private Education Student Loan Trusts issued prior to 2005-B, the servicer has the option, but not the obligation, to repurchase loans that (i) become 180+ days delinquent and/or (ii) have a borrower who filed for bankruptcy or died. Prior to November 1, 2008, the servicer exercised this repurchase option and actual charge-offs in these trusts equaled zero.  Beginning November 1, 2008, the servicer ceased purchasing from the trust loans that are more than 180 days delinquent. For the purposes of comparison across all deals, this chart reflects trust charge-offs for SLM Private Education Student Loan Trusts issued prior to 2005-B as if the servicer had never exercised its repurchase option.
Charge-offs declined in the latter half of 2009, after an increase resulting from changes to forbearance policy
Charge-off levels have steadily declined through the economic downturn

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

SLM Private Education Loan ABS Gross Defaults
For SLM Private Education Loan Trusts issued prior to 2005-B, the servicer has the option, but not the obligation, to repurchase loans that (i) become 180+ days delinquent and/or (ii) have a borrower who filed for bankruptcy or died. Prior to November 1, 2008, the servicer exercised this repurchase option and actual charge-offs in these trusts equaled zero. Beginning November 1,
2008, the servicer ceased purchasing from the trust loans that are more than 180 days delinquent.  For the purposes of comparison across all deals, this chart reflects trust charge-offs for SLM
Private Education Loan Trusts issued prior to 2005-B as if the servicer had never exercised its repurchase option.
(1) Charge-offs per the servicer’s portfolio definition which is generally 212+ days delinquent. Includes loans for which a borrower has filed bankruptcy which have subsequently become 212+ days delinquent.
(2) Charge-offs due to a borrower’s bankruptcy filing for which the loan is now current or paid off.
(3) Charge-offs due to a borrower’s bankruptcy filing or death for which the loan is not current or paid off but has not become 212+ days delinquent. These loans are in various statuses including:
bankruptcy stay, deferment, forbearance or delinquency.
As of November 30, 2011

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

Recoveries
Recoveries are typically realized over many years as a result of the prevalent use of long-term payment plans
While student loans are generally non-dischargeable in bankruptcy, the proceedings can postpone recoveries until after borrowers emerge from bankruptcy
In 2005, Sallie Mae changed its recovery practices, leading to an increase in overall recoveries and earlier collection of recovered amounts
– Loans that defaulted in 1998-2003 had recovery rates of 7 – 14% five years after default
– The 2005 cohort had a recovery rate of 22.5% five years after default
Recovery experience for more recent cohorts has varied based on economic conditions and the characteristics of defaulted loans
In 3Q 2011, Sallie Mae provided additional provision for loan loss to provide for potential uncertainty regarding future recoveries due to continued high unemployment rates; the 27% life-
of loan recovery expectation remains in place

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

SLM Private Education Loan ABS Prepayment Analysis
Historical SLM Private Credit ABS CPRs
Constant prepayment rates increased in 2007 due to the introduction of Private
Credit Consolidation loans, but then declined accordingly following SLM’s decision to suspend its consolidation loan program

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

Cohort Default Triangles
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan  brand.
(2) Direct-to-Consumer Loans marketed under the Tuition Answer brand.
(3) Career Training loans provide eligible borrowers financing at technical , trade, K-12 or tutoring schools.

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

The cohort default triangles featured on subsequent slides are segmented by loan program type,
FICO score, co-borrower status, and school type
Terms and calculations used in the cohort default triangles are defined below:
– Repayment Year – The calendar year loans entered repayment
– Disbursed Principal Entering Repayment – The amount of principal entering repayment in a given year, based on disbursed principal prior to any interest capitalization
– Years in Repayment – Measured in years between repayment start date and default date.
Zero represents defaults that occurred prior to the start of repayment.
– Periodic Defaults – Defaulted principal in each Year in Repayment as a percentage of the disbursed principal entering repayment in each Repayment Year
• Defaulted principal includes any interest capitalization that occurred prior to default
• Defaulted principal is not reduced by any amounts recovered after the loan defaulted
• Because the numerator includes capitalized interest while the denominator does not, default rates are higher than if the numerator and denominator both included capitalized interest
– Total – The sum of Periodic Defaults across Years in Repayment for each Repayment Year
Cohort Default Triangles

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

Cohort Default Triangles
Note: Data as of 12/31/11.
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) Periodic Defaults for the most recent  calendar Year in Repayment are for a partial year.
(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Undergraduate/Graduate
(1)

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

Undergraduate/Graduate
(1)
Without Co-signer
Undergraduate/Graduate
(1)
With Co-signer
Note: Data as of 12/31/11.
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.
(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Cohort Default Triangles

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

Note: Data as of 12/31/11.
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.
(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Undergraduate/Graduate
(1)
Non-Profit
Undergraduate/Graduate
(1)
For-Profit
Cohort Default Triangles

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

Undergraduate/Graduate
(1)
Loans, FICO 740-850
(2)
Undergraduate/Graduate
(1)
Loans, FICO 700-739
(2)
Note: Data as of 12/31/11.
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.
(3) Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.
(4) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Cohort Default Triangles

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

Note: Data as of 12/31/11.
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.
(3) Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.
(4) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Undergraduate/Graduate
(1)
Loans, FICO 670-699
(2)
Undergraduate/Graduate
(1)
Loans, FICO 640-669
(2)
Cohort Default Triangles

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

Private Consolidation Loans Without Co-signer
Private Consolidation Loans With Co-signer
Note: Data as of 12/31/11.
(1) Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.
(2) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Cohort Default Triangles

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

DTC With Co-signer, FICO 670
(1)
DTC Without Co-signer, FICO 670
(1)
Cohort Default Triangles
Note: Data as of 12/31/11.
(1)
FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.
(2)
Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.
(3)
Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.
72

Career Training Loans, 670+ FICO
(1)
Cohort Default Triangles
Note: Data as of 12/31/11.
(1)
FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.
(2)
Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.
(3)
Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.

73 Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved. SLM Appendix

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

GAAP to Core Earnings Reconciliation
($ in millions, except per share amounts) Years Ended Quarters Ended
December 31, 2011 December 31, 2010 December 31, 2011 December 31, 2010
Dollars Diluted EPS Dollars Diluted EPS Dollars Diluted EPS Dollars Diluted EPS
GAAP net income 633 $                1.18 $         530 $                0.94 $         511 $       0.99 $      447 $       0.84 $
Adjustment from GAAP to "Core Earnings"
Net impact of derivative accounting 540 (83) (377) (75)
Net impact of goodwill and acquired intangibles 24 699 5 10
Total "Core Earnings" Adjustments before net tax effect 564 616 (372) (65)
Net tax effect (220) (118) 129 19
Total "Core Earnings" Adjustments 344 498 (243) (46)
"Core Earnings" $977 $1.83 $1,028 $1.92 $268 $0.51 $401 $0.75

Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

SLM student loan trust data (Debt/asset backed securities – SLM Student Loan
Trusts)
– Static pool information – Detailed portfolio stratifications by trust as of the cutoff date
– Accrued interest factors
– Quarterly distribution factors
– Historical trust performance - monthly charge-off, delinquency, loan status, CPR, etc. by trust
– Since issued CPR – monthly CPR data by trust since issuance
SLM student loan performance by trust – Issue details
– Current and historical monthly distribution reports
– Distribution factors
– Current rates
– Prospectus for public transactions and Rule 144A transactions are available through underwriters
Additional information (Webcasts and presentations)
– Archived and historical webcasts, transcripts and investor presentations
Sallie Mae Investor Relations Website
www.salliemae.com/investors